Exhibit 99.1
Trinzic Investor Day Highlights Strong Foundation, Differentiated Capabilities and Growth Opportunities

Company expected to launch in January 2027 with more than $5 billion in annual revenue, a diversified portfolio of long-term contracts across four core growth markets

HOUSTON, November 12, 2026 – KBR (NYSE: KBR) will host Trinzic Investor Day in New York City today. The leadership team of Trinzic, the planned spin-off of KBR's Mission Technology Solutions business, will discuss the company's strategy, differentiated capabilities, growth opportunities and financial framework ahead of its planned launch in January 2027. Trinzic will enter the market as a national security, space and technology company that combines global scale, trusted expertise and advanced technology solutions to support some of the world's highest-priority missions in the U.S., U.K. and Australia.

“Trinzic has a strong foundation and even greater potential waiting to be unlocked,” said Michael LaRouche, President and Chief Executive Officer-Designate of Trinzic. “Becoming an independent company gives us greater flexibility to invest in the capabilities where we are most differentiated, most scalable and most aligned to our customers’ evolving priorities.”

Investor Day Themes and Strategic Framework
Governments around the world are increasing investment in national security, space and mission modernization. That investment, combined with the growing need for integration, creates compelling opportunities for Trinzic. Investor Day will highlight how the company intends to capitalize on those opportunities by helping customers modernize existing systems, connect new capabilities and make faster, smarter decisions.

•Strong foundation: Trinzic is already operating at scale. As of 2026 Q3 LTM, it had more than $5 billion in annual revenue and a backlog of $17.3 billion, along with 18,000 employees, a global footprint, enduring customer relationships and a diversified portfolio of long-term contracts and programs.
•Global capabilities. Local delivery: Trinzic combines global presence with trusted local execution and sovereign operating models in the U.S., U.K. and Australia.
•Growth through capability adjacencies: Trinzic expects to expand by applying proven capabilities, customer access and mission expertise to adjacent markets, mission sets and customer requirements.
•Alignment with long-term customer priorities: Trinzic's portfolio is aligned with enduring customer priorities across global defense, intelligence, space and human performance missions.

Financial Framework
Trinzic expects to drive sustainable growth, cash generation and long-term shareholder value by leveraging the company's differentiated capabilities to compete more effectively in its core growth markets.

•Credible path to sustainable growth: Trinzic expects to be more focused, agile and better positioned to deliver sustainable growth as an independent company through disciplined contract execution and improved new business conversion.
•Focus on adjusted EBITDA dollar growth: Margin expansion remains an opportunity, but Trinzic will continue prioritizing attractive growth opportunities while driving sustained adjusted EBITDA dollar growth.
•Strong cash generation: Cash generation is a defining characteristic of Trinzic's capital-light business model and supports continued investment in the business and long-term value creation.
•Disciplined capital allocation: Trinzic intends to use its strong cash generation to reduce leverage, invest in growth and maintain flexibility for strategic acquisitions.

Core Growth Markets
Trinzic expects to pursue growth opportunities across four core markets where the company has established customer positions, differentiated capabilities and opportunities for continued expansion.

•Global Mission Operations and Sustainment
oTrinzic’s competitive advantage lies in its market leading position across integrated logistics, base operations, infrastructure modernization and critical asset lifecycle support that enable defense and scientific missions worldwide. This differentiating position supports growing demand across intelligence, military and civilian operations. Growth priority areas include supply chain and asset management, intelligence infrastructure and operations, military and civil operations, and nuclear and strategic infrastructure.
•Defense Systems Modernization
oTrinzic connects existing and next-generation platforms across the mission lifecycle to accelerate modernization, integration and mission impact in an increasingly complex security environment. Trinzic's differentiated position combines deep mission knowledge, technology innovation and digital integration expertise. Growth priority areas include integrated air and missile defense, command-and-control and intelligence integration, Command, Control, Computers, Communications, Cyber, Intelligence, Surveillance, and Reconnaissance (C5ISR), legacy and next-generation platform engineering, and mission-enabled IT.
•Space and Intelligence
oTrinzic helps customers sense, make sense and act in an increasingly complex world, providing decision confidence through systems engineering and integration, military satellite communications, space exploration, and ground system modernization. The company integrates complex, multi-vendor and multi-mission environments and combines a global presence, local delivery model and vendor-agnostic approach. Growth priority areas include civil space, space systems integration, intelligence collection and analysis, and Electromagnetic Spectrum Operations (EMSO).
•Health and Human Performance
oTrinzic prepares mission-critical personnel for the world's most demanding operating environments through integrated medical, behavioral health, training and human performance solutions. The company brings decades of experience supporting astronauts, warfighters and other highly specialized professionals with applied science, specialized care and technology-enabled solutions that improve readiness, resilience and recovery. Growth priority areas include NASA health and human performance, military readiness and training, and defense and civilian medical services.

Event Details
A live webcast of the Investor Day will be available through Trinzic’s Investor Day website. A replay of the webcast and accompanying slide presentation will be available following the event.

About KBR
KBR is a global technology and services company helping customers solve complex challenges across energy, food and agriculture, and industrial and critical infrastructure markets. Combining differentiated technology, engineering and operational expertise, and global delivery capabilities, KBR works across the asset lifecycle to help customers shape investments, deliver projects and optimize operations. With approximately 16,000 employees across more than 30 countries, KBR is focused on delivering better outcomes for customers in markets critical to the world’s future.

About Trinzic
KBR’s Mission Technology Solutions business is expected to be spun off as an independent public company in January 2027 and will then operate under the new name Trinzic. The name is inspired by the word intrinsic, reflecting the essential capabilities, deep expertise, speed and trusted performance that have defined the business for decades. Trinzic will enter the market as a global company and partner to customers supporting some of the highest priority missions across national security, human performance, global operations and space. Trinzic will launch with more than $5 billion in annual revenue, established partnerships and contracts, 20,000 employees and a global footprint.

Forward Looking Statements
The statements in this press release that are not historical statements, including statements regarding the planned spin-off of Trinzic, its strategy and its future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks, uncertainties and assumptions, many of which are beyond the company’s control, that could cause actual results to differ materially from the results expressed or implied by the statements. These risks, uncertainties and assumptions include, but are not limited to, those set forth in the Form 10 filed by Trinzic, KBR’s most recently filed Annual Report on Form 10-K, and any subsequent Form 10-Qs and 8-Ks and other U.S. Securities and Exchange Commission filings, which discuss some of the important risks, uncertainties and assumptions that the company has identified that may affect its business, results of operations and financial condition. Due to such risks, uncertainties and assumptions, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Except as required by law, the company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

For further information, please contact:

Investors
Gabe Butler
Vice President, Investor Relations-Designate
713-753-5082
Investors@kbr.com
Media
Kimberly Schwandt
Vice President, Marketing and Communications-Designate
713-753-3800
MediaRelations@kbr.com